Oppenheimer Discovery Fund
Annual Report September 30, 1996

[Photo]
[Logo]

"TO GET HIGH GROWTH, WE KNOW WE HAVE TO INVEST AGGRESSIVELY FOR THE LONG
TERM."

THIS FUND IS FOR PEOPLE WHO WANT TO TAKE
PART IN THE INVESTMENT OPPORTUNITIES OFFERED
BY FAST-GROWING COMPANIES.


--------------------------------------------------------------------------------
 HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------

Oppenheimer Discovery Fund seeks capital appreciation by investing in small- and medium-sized emerging growth companies, including "small-cap" stocks. These stocks are expected to provide higher growth potential than stocks of larger, more established companies because emerging growth businesses are often developers of new products or services and innovators in leading-edge sectors of the economy.

--------------------------------------------------------------------------------
 PERFORMANCE
--------------------------------------------------------------------------------

Total returns at net asset value for the 12 months ended 9/30/96 were 27.76% for Class A shares and 26.77% for Class B shares. Cumulative return at net asset value for Class C shares since inception on 10/2/95 was 27.96%.(1)
    Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 20.41%, 17.94% and 18.47%, respectively. For Class B shares, average annual total returns for the 1-year period and since inception on 4/1/94 were 21.77% and 19.17%, respectively. For Class C shares, cumulative total return since inception on 10/2/95 was 26.96%. For Class Y shares, average annual total returns for the 1-year period and since inception on 6/1/94 were 28.09% and 25.43%, respectively.(2)

--------------------------------------------------------------------------------
 OUTLOOK
--------------------------------------------------------------------------------

"We remain optimistic. Our strategy of selecting stocks based on their individual strengths and potential will not change, whether or not predictions of a market correction come true, because the stocks of companies whose underlying fundamentals remain strong usually have won out in the end."
                                                   Jay Tracey, Portfolio Manager
                                                              September 30, 1996


                                         NEWS
                         ----------------------------------
                                   BEAT THE AVERAGE
                         ----------------------------------

                        Total Return for the 5-Year Period
                        Ended 9/30/96:

                        Oppenheimer Discovery Fund
                        Class A (at net asset value)(1)

                         ----------------------------------
                         142.14%
                         ----------------------------------

                        Lipper Small Company Growth
                        Fund Average for 94 Funds for
                        the 5-Year Period Ended 9/30/96(3)

                         ----------------------------------
                         119.97%
                         ----------------------------------

                        THE FUND'S CLASS A SHARES
                        WERE RANKED **** AMONG
                        1,684 (3-YEAR),
                        1,014 (5-YEAR) AND 560
                        (10-YEAR) EQUITY FUNDS FOR
                        THE COMBINED 3-, 5- AND
                        10-YEAR PERIODS ENDED
                        9/30/96 BY MORNINGSTAR
                        MUTUAL FUNDS.(4)

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 9/30/86, after deducting the current maximum initial sales charge of 5.75%. Class B returns show results of hypothetical investments on 9/30/95 and 4/1/94 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of a hypothetical investment on 10/2/95 (inception of class), after the deduction of the 1% contingent deferred sales charge. The Fund also offers Class Y shares, but only to certain institutional investors and not to members of the public. An explanation of the different total returns is in the Fund's prospectus.
3. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Discovery Fund is characterized by Lipper as a small company growth fund. Lipper performance does not take sales charges into consideration.
4. Source: MORNINGSTAR MUTUAL FUNDS, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" (next 22.5%), and 1 star is the lowest (bottom 10%). The 4-star current ranking is a weighted average of the 3-, 5- and 10-year rankings for the class, which were 2, 3 and 5 stars, weighted 20%/30%/50%, respectively. The 1-year star ranking is 3 stars, but is not included in the overall ranking calculations. There were 1,684 funds in the 1-year period. Rankings are subject to change. The Fund's Class A, B and C shares have the same portfolio but different expenses.




2   Oppenheimer Discovery Fund

DEAR SHAREHOLDER,

Over the past six months, the stock market has shown investors just how unpredictable it can be. During this time, the Dow declined nearly 10%, only to rebound and soar to record highs. As a result, overall stock valuations appear high, indicating that this bull market could be nearing the top of the mountain. However, we remain optimistic that this stock market still has enough strength left to extend into 1997. Here's why.
    We entered this period agreeing with many experts that the stock market was probably due for some kind of a downturn. After all, we had not experienced any real market correction in six years, making this the longest bull market of the post-World War II era. Although the market did decline significantly in June and July, as we moved through the summer, it proceeded to rebound significantly. Our outlook for the stock market in the coming months is positive, based on three reasons: solid corporate profits; low inflation; and stabilized interest rates.
    First, against all odds, corporate America continued to perform well through September. While some analysts predicted a disappointment in corporate earnings, strong profits emerged due to the fact that many companies reduced their operating expenses and frequently applied their profits to their businesses.
    Second, we believe that in today's world, economic growth may not necessarily mean higher inflation. In fact, the latest reports show that while the economy continues to grow, it is not accelerating as quickly as preliminary data had indicated, keeping fears of inflation at bay. Our view is that inflation will remain under control primarily because of the Federal Reserve's conservative monetary policy over the last few years, as well as the declining federal government deficit.
    Third, the yield on the benchmark 30-year U.S. Treasury bond rose from under 6% in January to about 7% today. And while it's impossible to predict the direction of interest rates, the Federal Reserve voted not to increase interest rates in July and September. Therefore, we believe interest rates will remain stable for the next few months. Rest assured that we will continue to monitor this situation very closely and would become very cautious in anticipating the stock market's performance if inflation were to flare up.
    Throughout this period, our managers have worked hard to strive to meet your Fund's objective--being careful not to abandon their investment styles in response to short-term volatility. They understand that, historically, a diversified portfolio of stocks has provided superior growth over the long term. With that in mind, it is critical for investors to remain focused on long-term goals and put near-term fluctuations in their proper perspective.
    Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

Bridget A. Macaskill
President
Oppenheimer
Discovery Fund



/s/ Bridget A. Macaskill

Bridget A. Macaskill


October 21, 1996

3   Oppenheimer Discovery Fund

Q + A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

 Q HOW DID
THE FUND
PERFORM?

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

We're pleased with the Fund's outperformance over the past year. Oppenheimer Discovery Fund finished 55th out of 350 funds in its category ranked by Lipper Analytical Services for the 1-year period ended 9/30/96. This put the Fund in the top quartile.(1) This outperformance occurred despite the mid-summer decline in both large- and small-cap stocks. And, with the S&P 500 setting new records, as well as small-caps showing signs of recovery, we expect room for more growth in these areas.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

In general, our technology holdings contributed nicely to the Fund's performance. This broad category makes up a substantial portion of the portfolio, roughly one-quarter. Within this sector, we've focused on companies and industries we feel are relatively predictable in terms of earnings growth. For example, we shifted away from hardware suppliers, which are very sensitive to component price volatility, and have been emphasizing service providers and client-server software. Thus, we avoided most of the weakness in semiconductors and participated in some of the highest tech achievers.
    One of our largest technology positions that did well this period was a leading anti-virus software company. The company not only develops innovative programs, but has also begun to utilize the Internet to market and distribute its products. This strategy substantially lowers distribution costs, which has helped both sales and profits.(2)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?

Most of our companies have




1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Discovery Fund is characterized by Lipper as a small company growth fund. Lipper does not take sales charges into consideration.
2. The Fund's portfolio is subject to change.

4   Oppenheimer Discovery Fund

FACING PAGE
Top left: Jay Tracey,Portfolio
Manager

Top right: Robert Doll, Executive VP,
Director of Equity Investments

Bottom: Michael Levine, Member
of Equity Investments Team

THIS PAGE

Top: Richard Rubinstein, Member
of Equity Investments Team

Bottom: Paul LaRocco, Member
of Equity Investments Team

A THE FUND
FINISHED IN
THE TOP
QUARTILE
OF ITS PEERS.




grown their sales and earnings very well. Indeed, as each quarter has gone by over the last year, about 65% of our portfolio companies have reported earnings better than the market expected, 25% have reported in line, and only about 10% have come in below forecasts. In general, good corporate results have produced good investment performance, but stock prices have had both good and bad periods over the past year. In the long run, we believe strong growth in corporate sales and earnings leads to superior investment results. For this reason, we concentrate most of our efforts on finding companies that are demonstrating superior growth which we believe can be sustained into the future.

WHAT TYPES OF COMPANIES ARE YOU CURRENTLY TARGETING?

Our strategy always places primary emphasis on careful stock selection, rather than trying to pick stocks in "hot" industry sectors. However, we are currently focusing on the consistency and predictability of earnings growth more than on the absolute rate of growth, because at this stage of the economic cycle, it is becoming tougher for many companies to keep up very high rates of growth.
    This recent focus has led us to increase our holdings in service companies, particularly those that are less sensitive to the economy and have recurring revenue streams. Also, in technology, we have decreased our exposure to hardware and increased software companies, because software companies are more predictable and less subject to price competition.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We remain optimistic. Neither a recession nor a significant rise in inflation or interest rates seems likely over the intermediate term, which means that the kind of environment we have had--one that has been conducive to the Fund's success over the past year--should continue for a while. Our strategy of selecting stocks based on their individual strengths and potential will not change, whether or not predictions of a market correction come true, because the stocks of companies whose underlying fundamentals remain strong usually have won out in the end.


5   Oppenheimer Discovery Fund

FINANCIALS


--------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------

Statement of Investments                                          7
Statement of Assets and Liabilities                              15
Statement of Operations                                          16
Statements of Changes in Net Assets                              17
Financial Highlights                                             18
Notes to Financial Statements                                    20
Independent Auditors' Report                                     24
Federal Income Tax Information                                   25

6  Oppenheimer Discovery Fund


                              ------------------------------------------------------------------------------------------------
                              STATEMENT OF INVESTMENTS   SEPTEMBER 30, 1996
                              ------------------------------------------------------------------------------------------------

                                                                                               FACE              MARKET VALUE
                                                                                               AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--17.3%
------------------------------------------------------------------------------------------------------------------------------
                                   Countrywide Home Loans, 5.33%, 10/1/96                     $43,000,000        $ 43,000,000
                                   -------------------------------------------------------------------------------------------
                                   Ford Motor Credit Co., 5.35%, 10/10/96                      40,000,000          39,946,500
                                   -------------------------------------------------------------------------------------------
                                   General Electric Capital Corp., 5.32%, 10/16/96             40,000,000          39,911,333
                                   -------------------------------------------------------------------------------------------
                                   Goldman Sachs Group, L.P., 5.36%, 10/7/96                   40,000,000          39,964,200
                                   -------------------------------------------------------------------------------------------
                                   Household Finance Corp., 5.35%, 10/8/96                     40,000,000          39,958,389
                                   -------------------------------------------------------------------------------------------
                                   New Center Asset Trust, 5.30%, 10/21/96                     18,000,000          17,947,000
                                   -------------------------------------------------------------------------------------------
                                   New Center Asset Trust, 5.35%, 10/21/96                     22,000,000          21,934,611
                                                                                                               --------------
                                   Total Short-Term Notes (Cost $242,662,033)                                     242,662,033

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
------------------------------------------------------------------------------------------------------------------------------
                                   Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs.,
                                   8/15/00 (Cost $4,098,554)(1)(2)                               4,000,000             400,000



                                                                                               SHARES
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--78.9%
------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.8%
------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--5.0%              Alrenco, Inc.(3)(4)                                            440,000           9,240,000
                                   -------------------------------------------------------------------------------------------
                                   APS Holding Corp., Cl. A(3)                                    200,000           5,825,000
                                   -------------------------------------------------------------------------------------------
                                   Belmont Homes, Inc.(3)(4)                                      600,000          15,150,000
                                   -------------------------------------------------------------------------------------------
                                   Diamond Home Services, Inc.(3)                                 200,000           5,800,000
                                   -------------------------------------------------------------------------------------------
                                   ITI Technologies, Inc.(3)                                      300,000          10,575,000
                                   -------------------------------------------------------------------------------------------
                                   NHP, Inc.(3)                                                   350,000           6,650,000
                                   -------------------------------------------------------------------------------------------
                                   OEA, Inc.                                                      200,000           7,950,000
                                   -------------------------------------------------------------------------------------------
                                   Team Rental Group, Inc.(3)                                     300,000           5,700,000
                                   -------------------------------------------------------------------------------------------
                                   Wilmar Industries, Inc.(3)                                     135,000           3,071,250
                                                                                                                --------------
                                                                                                                   69,961,250


------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--4.2%      Applebee's International, Inc.                                 130,000           3,445,000
                                   -------------------------------------------------------------------------------------------
                                   Cinar Films, Inc., Cl. B(3)                                    400,000          10,425,000
                                   -------------------------------------------------------------------------------------------
                                   CKE Restaurants, Inc.                                          300,000           9,225,000
                                   -------------------------------------------------------------------------------------------
                                   Coach USA, Inc.(3)                                             160,000           4,280,000
                                   -------------------------------------------------------------------------------------------
                                   Einstein/Noah Bagel Corp.(3)                                   140,000           4,305,000
                                   -------------------------------------------------------------------------------------------
                                   Galoob (Lewis) Toys, Inc.(3)                                   250,000           7,312,500
                                   -------------------------------------------------------------------------------------------
                                   K2, Inc.                                                       100,000           2,612,500
                                   -------------------------------------------------------------------------------------------
                                   Longhorn Steaks, Inc.(3)                                       150,000           2,287,500
                                   -------------------------------------------------------------------------------------------
                                   Quality Dining, Inc.(3)                                        300,000           8,550,000
                                   -------------------------------------------------------------------------------------------
                                   Silver Diner, Inc.(1)(3)(4)                                    700,000           3,574,375
                                   -------------------------------------------------------------------------------------------
                                   Studio Plus Hotels, Inc.(3)                                    181,100           2,988,150
                                                                                                                 -------------
                                                                                                                   59,005,025

7  Oppenheimer Discovery Fund


                                   -------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS   (CONTINUED)
                                   -------------------------------------------------------------------------------------------
                                                                                                                   MARKET VALUE
                                                                                                  SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.1%                        Chancellor Broadcasting Co., Cl. A(3)                          100,000         $ 4,150,000
                                   -------------------------------------------------------------------------------------------
                                   Heartland Wireless Communications, Inc.(3)                     220,000           5,555,000
                                   -------------------------------------------------------------------------------------------
                                   Outdoor Systems, Inc.(3)                                       140,000           6,580,000
                                   -------------------------------------------------------------------------------------------
                                   SFX Broadcasting, Inc., Cl. A(3)                               211,500           9,623,250
                                   -------------------------------------------------------------------------------------------
                                   Sinclair Broadcast Group, Inc., Cl. A(3)                       135,000           5,383,125
                                   -------------------------------------------------------------------------------------------
                                   Universal Outdoor Holdings, Inc.(3)                            160,000           5,760,000
                                   -------------------------------------------------------------------------------------------
                                   Wireless One, Inc.(3)                                          260,000           3,835,000
                                   -------------------------------------------------------------------------------------------
                                   Young Broadcasting, Inc., Cl. A(3)                             100,000           3,300,000
                                                                                                                  ------------
                                                                                                                   44,186,375


------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.7%              Fila Holding SpA, Sponsored ADR                                110,000          10,573,750
                                   -------------------------------------------------------------------------------------------
                                   Nautica Enterprises, Inc.(3)                                   150,000           4,837,500
                                   -------------------------------------------------------------------------------------------
                                   Wolverine World Wide, Inc.                                     322,000           8,935,500
                                                                                                                 -------------
                                                                                                                   24,346,750

------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--3.8%            American Pad & Paper Co.(3)                                    405,800           8,623,250
                                   -------------------------------------------------------------------------------------------
                                   Copart, Inc.(3)                                                225,000           4,443,750
                                   -------------------------------------------------------------------------------------------
                                   Corporate Express, Inc.(3)                                     250,000           9,718,750
                                   -------------------------------------------------------------------------------------------
                                   Garden Ridge Corp.(3)                                          220,000           3,767,500
                                   -------------------------------------------------------------------------------------------
                                   Moovies, Inc.(3)                                               380,000           2,090,000
                                   -------------------------------------------------------------------------------------------
                                   Movie Gallery, Inc.(3)                                         175,000           2,275,000
                                   -------------------------------------------------------------------------------------------
                                   MSC Industrial Direct Co., Inc., Cl. A(3)                      300,000          10,687,500
                                   -------------------------------------------------------------------------------------------
                                   Petco Animal Supplies, Inc.(3)                                 330,000           8,992,500
                                   -------------------------------------------------------------------------------------------
                                   West Coast Entertainment Corp.(3)                              340,000           3,442,500
                                                                                                                   ----------
                                                                                                                   54,040,750


------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--18.8%
------------------------------------------------------------------------------------------------------------------------------
EDUCATION--0.7%                    National Education Corp.(3)                                    500,000           9,562,500
------------------------------------------------------------------------------------------------------------------------------
FOOD--1.6%                         JP Foodservice, Inc.(3)                                        400,000           9,500,000
                                   -------------------------------------------------------------------------------------------
                                   Performance Food Group Co.(3)                                  300,000           4,950,000
                                   -------------------------------------------------------------------------------------------
                                   Richfood Holdings, Inc.                                        200,000           7,450,000
                                                                                                                  ------------
                                                                                                                   21,900,000


8  Oppenheimer Discovery Fund




                                                                                                                  MARKET VALUE
                                                                                                  SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--5.3%             Agouron Pharmaceuticals, Inc.(3)                               130,000        $  5,671,250
                                   -------------------------------------------------------------------------------------------
                                   Alpha-Beta Technology, Inc.(3)                                 250,000           2,687,500
                                   -------------------------------------------------------------------------------------------
                                   Applied Analytical Industries, Inc.(3)                         100,000           2,275,000
                                   -------------------------------------------------------------------------------------------
                                   Biocompatibles International PLC(3)                            394,800           3,228,274
                                   -------------------------------------------------------------------------------------------
                                   Dura Pharmaceuticals, Inc.(3)                                  430,000          15,856,250
                                   -------------------------------------------------------------------------------------------
                                   Ethical Holdings PLC, Sponsored ADR(3)                         500,000           3,500,000
                                   -------------------------------------------------------------------------------------------
                                   Global Pharmaceutical Corp.(3)                                 200,000           1,850,000
                                   -------------------------------------------------------------------------------------------
                                   Guilford Pharmaceuticals, Inc.(3)                               44,800           1,232,000
                                   -------------------------------------------------------------------------------------------
                                   Incyte Pharmaceuticals, Inc.(3)                                180,000           8,910,000
                                   -------------------------------------------------------------------------------------------
                                   Martek Biosciences Corp.(3)                                    100,000           2,500,000
                                   -------------------------------------------------------------------------------------------
                                   Millennium Pharmaceuticals, Inc.(3)                            200,000           3,650,000
                                   -------------------------------------------------------------------------------------------
                                   Norland Medical Systems, Inc.(3)(4)                            480,000          10,200,000
                                   -------------------------------------------------------------------------------------------
                                   PAREXEL International Corp.(3)                                 110,000           6,930,000
                                   -------------------------------------------------------------------------------------------
                                   SangStat Medical Corp.(3)                                      220,000           5,610,000
                                                                                                                 -------------
                                                                                                                   74,100,274

------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &              American HomePatient, Inc.(3)                                  300,000           6,675,000
SERVICES--11.2%                    -------------------------------------------------------------------------------------------
                                   AmeriSource Health Corp., Cl. A(3)                             240,000          10,680,000
                                   -------------------------------------------------------------------------------------------
                                   Calypte Biomedical Corp.(3)                                    320,000           2,800,000
                                   -------------------------------------------------------------------------------------------
                                   Capstone Pharmacy Services, Inc.(3)                            600,000           7,425,000
                                   -------------------------------------------------------------------------------------------
                                   Compdent Corp.(3)                                              100,000           3,775,000
                                   -------------------------------------------------------------------------------------------
                                   Digene Corp.(3)                                                185,000           1,225,625
                                   -------------------------------------------------------------------------------------------
                                   EP MedSystems, Inc.(3)(4)                                      400,000           2,200,000
                                   -------------------------------------------------------------------------------------------
                                   ESC Medical Systems Ltd.(3)                                    250,000           8,000,000
                                   -------------------------------------------------------------------------------------------
                                   Gulf South Medical Supply, Inc.(3)                             300,000           7,725,000
                                   -------------------------------------------------------------------------------------------
                                   HealthPlan Services Corp.(3)                                   200,000           4,375,000
                                   -------------------------------------------------------------------------------------------
                                   Henry Schein, Inc.(3)                                          220,000           8,470,000
                                   -------------------------------------------------------------------------------------------
                                   HumaScan, Inc.(3)(4)                                           600,000           3,600,000
                                   -------------------------------------------------------------------------------------------
                                   OccuSystems, Inc.(3)                                           200,000           6,000,000
                                   -------------------------------------------------------------------------------------------
                                   Omnicare, Inc.                                                 400,000          12,200,000
                                   -------------------------------------------------------------------------------------------
                                   Pediatrix Medical Group, Inc.(3)                               204,000          10,225,500
                                   -------------------------------------------------------------------------------------------
                                   PhyCor, Inc.(3)                                                290,000          11,038,125
                                   -------------------------------------------------------------------------------------------
                                   Physician Reliance Network, Inc.(3)                            140,000           2,135,000
                                   -------------------------------------------------------------------------------------------
                                   Physicians Resource Group, Inc.(3)                             330,000           7,796,250
                                   -------------------------------------------------------------------------------------------
                                   Rural/Metro Corp.(3)                                           230,000           8,395,000
                                   -------------------------------------------------------------------------------------------
                                   Serologicals Corp.(3)                                          300,000          10,425,000
                                   -------------------------------------------------------------------------------------------
                                   Spine-Tech, Inc.(3)                                            120,000           3,360,000
                                   -------------------------------------------------------------------------------------------
                                   Total Renal Care Holdings, Inc.(3)                             200,000           7,950,000
                                   -------------------------------------------------------------------------------------------
                                   United Dental Care, Inc.(3)                                    100,000           3,612,500
                                   -------------------------------------------------------------------------------------------
                                   Ventana Medical Systems, Inc.(3)                               350,000           6,475,000
                                                                                                                 -------------
                                                                                                                  156,563,000


9  Oppenheimer Discovery Fund


                                   -------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS   (CONTINUED)
                                   -------------------------------------------------------------------------------------------

                                                                                                                MARKET VALUE
                                                                                              SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
ENERGY--5.2%
------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--4.6%                    3-D Geophysical, Inc.(3)(4)                                    380,000        $  3,135,000
                                   -------------------------------------------------------------------------------------------
                                   Brown (Tom), Inc.(3)                                           255,000           4,813,125
                                   -------------------------------------------------------------------------------------------
                                   Core Laboratories NV(3)                                        250,000           3,937,500
                                   -------------------------------------------------------------------------------------------
                                   Cross Timbers Oil Co.                                          180,000           4,320,000
                                   -------------------------------------------------------------------------------------------
                                   Diamond Offshore Drilling, Inc.(3)                             153,100           8,420,500
                                   -------------------------------------------------------------------------------------------
                                   Energy Ventures, Inc.(3)                                       250,000          10,125,000
                                   -------------------------------------------------------------------------------------------
                                   Falcon Drilling Co., Inc.(3)                                   140,000           3,640,000
                                   -------------------------------------------------------------------------------------------
                                   FX Energy, Inc.(3)                                             500,000           4,875,000
                                   -------------------------------------------------------------------------------------------
                                   HarCor Energy, Inc.(3)                                         350,000           1,925,000
                                   -------------------------------------------------------------------------------------------
                                   Nabors Industries, Inc.(3)                                     500,000           6,812,500
                                   -------------------------------------------------------------------------------------------
                                   Newfield Exploration Co.(3)                                    120,000           5,400,000
                                   -------------------------------------------------------------------------------------------
                                   NUMAR Corp.(3)                                                 306,700           4,945,538
                                   -------------------------------------------------------------------------------------------
                                   Stone Energy Corp.(3)                                          150,000           2,775,000
                                   -------------------------------------------------------------------------------------------
                                                                                                                   65,124,163

------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.6%               Dailey Petroleum Services Corp.(3)(4)                          300,000           2,625,000
                                   -------------------------------------------------------------------------------------------
                                   Rutherford-Moran Oil Corp.(3)                                  200,000           6,000,000
                                   -------------------------------------------------------------------------------------------
                                                                                                                    8,625,000

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--3.8%
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.4%        Green Tree Financial Corp.                                     120,000           4,710,000
                                   -------------------------------------------------------------------------------------------
                                   RAC Financial Group, Inc.(3)                                   140,000           6,387,500
                                   -------------------------------------------------------------------------------------------
                                   Renters Choice, Inc.(3)                                        250,000           4,687,500
                                   -------------------------------------------------------------------------------------------
                                   Resource Bancshares Mortgage Group, Inc.                       374,500           4,868,500
                                   -------------------------------------------------------------------------------------------
                                   Rockford Industries, Inc.(3)(4)                                350,000           6,037,500
                                   -------------------------------------------------------------------------------------------
                                   Winthrop Resources Corp.                                       250,000           6,750,000
                                   -------------------------------------------------------------------------------------------
                                                                                                                   33,441,000

------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.4%                    CapMAC Holdings, Inc.                                          320,000          10,640,000
                                   -------------------------------------------------------------------------------------------
                                   Executive Risk, Inc.                                           200,000           7,700,000
                                   -------------------------------------------------------------------------------------------
                                   Meadowbrook Insurance Group, Inc.                               26,000             728,000
                                                                                                                 ------------
                                                                                                                   19,068,000


10  Oppenheimer Discovery Fund




                                                                                                                MARKET VALUE
                                                                                                  SHARES          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--14.3%
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.5%         American Buildings Co.(3)                                      250,000        $  6,625,000
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--12.5%         Abacus Direct Corp.(3)                                         200,000           4,200,000
                                   -------------------------------------------------------------------------------------------
                                   ABR Information Services, Inc.(3)                              100,000           7,200,000
                                   -------------------------------------------------------------------------------------------
                                   Acxiom Corp.(3)                                                260,000          10,692,500
                                   -------------------------------------------------------------------------------------------
                                   Affiliated Computer Services, Inc., Cl. A(3)                   130,000           7,637,500
                                   -------------------------------------------------------------------------------------------
                                   Alternative Resources Corp.(3)                                 170,000           4,781,250
                                   -------------------------------------------------------------------------------------------
                                   Barnett, Inc.(3)                                               150,000           3,543,750
                                   -------------------------------------------------------------------------------------------
                                   Correctional Services Corp.(3)                                 235,000           3,319,375
                                   -------------------------------------------------------------------------------------------
                                   CORT Business Services Corp.(3)                                400,000           8,150,000
                                   -------------------------------------------------------------------------------------------
                                   Daisytek International Corp.(3)                                300,000          12,975,000
                                   -------------------------------------------------------------------------------------------
                                   DecisionOne Holdings Corp.(3)                                  350,000           4,900,000
                                   -------------------------------------------------------------------------------------------
                                   Dynamex, Inc.(3)(4)                                            400,000           3,700,000
                                   -------------------------------------------------------------------------------------------
                                   Eagle USA Airfreight, Inc.(3)                                  300,000           7,800,000
                                   -------------------------------------------------------------------------------------------
                                   First USA Paymentech, Inc.(3)                                  180,000           7,312,500
                                   -------------------------------------------------------------------------------------------
                                   International Network Services(3)                              100,000           3,512,500
                                   -------------------------------------------------------------------------------------------
                                   Lamar Advertising Co.(3)                                       100,000           4,150,000
                                   -------------------------------------------------------------------------------------------
                                   Leap Group, Inc. (The)(3)                                      300,000           3,037,500
                                   -------------------------------------------------------------------------------------------
                                   May & Speh, Inc.(3)                                            260,000           5,200,000
                                   -------------------------------------------------------------------------------------------
                                   National Processing, Inc.(3)                                   200,000           3,900,000
                                   -------------------------------------------------------------------------------------------
                                   NuCo2, Inc.(3)                                                 200,000           4,150,000
                                   -------------------------------------------------------------------------------------------
                                   PMT Services, Inc.(3)                                          200,000           4,050,000
                                   -------------------------------------------------------------------------------------------
                                   Precision Response Corp.(3)                                    200,000           7,700,000
                                   -------------------------------------------------------------------------------------------
                                   SITEL Corp.(3)                                                 250,000          11,125,000
                                   -------------------------------------------------------------------------------------------
                                   Stericycle, Inc.(3)                                            300,000           2,737,500
                                   -------------------------------------------------------------------------------------------
                                   Telespectrum Worldwide, Inc.(3)                                200,000           3,900,000
                                   -------------------------------------------------------------------------------------------
                                   Transaction Network Services, Inc.(3)                          200,000           2,875,000
                                   -------------------------------------------------------------------------------------------
                                   Transaction Systems Architects, Inc., Cl. A(3)                 200,000           8,450,000
                                   -------------------------------------------------------------------------------------------
                                   United Waste Systems, Inc.(3)                                  400,000          13,900,000
                                   -------------------------------------------------------------------------------------------
                                   USA Waste Services, Inc.(3)                                    350,000          11,025,000
                                                                                                               --------------
                                                                                                                  175,924,375


                                   -------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.0%                U.S. Filter Corp.(3)                                           400,000          13,650,000
------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.3%               Genesee & Wyoming, Inc., Cl. A(3)                              156,000           4,251,000
------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.6%
------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--0.7%            Citrix Systems, Inc.(3)                                        150,000           7,687,500
                                   -------------------------------------------------------------------------------------------
                                   Data Translation, Inc.(3)                                      220,000           2,475,000
                                                                                                                  -------------
                                                                                                                   10,162,500


11  Oppenheimer Discovery Fund


                                   -------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS   (CONTINUED)
                                   -------------------------------------------------------------------------------------------


                                                                                                                 MARKET VALUE
                                                                                                 SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--10.0%           Arbor Software Corp.(3)                                        100,000        $  4,275,000
                                   -------------------------------------------------------------------------------------------
                                   Aspen Technologies, Inc.(3)                                    180,000          12,195,000
                                   -------------------------------------------------------------------------------------------
                                   Business Objects SA, Sponsored ADR(3)                          250,000           4,812,500
                                   -------------------------------------------------------------------------------------------
                                   CSG Systems International, Inc.(3)                              75,000           1,518,750
                                   ------------------------------------------------------------------------------------------
                                   Enterprise Systems, Inc.(3)                                    100,000           2,575,000
                                   -------------------------------------------------------------------------------------------
                                   Forte Software, Inc.(3)                                        100,000           3,925,000
                                   -------------------------------------------------------------------------------------------
                                   Global DirectMail Corp.(3)                                     270,000          12,892,500
                                   -------------------------------------------------------------------------------------------
                                   HBO & Co.                                                      140,000           9,345,000
                                   -------------------------------------------------------------------------------------------
                                   IDX Systems Corp.(3)                                           100,000           3,500,000
                                   -------------------------------------------------------------------------------------------
                                   Indus Group, Inc. (The)(3)                                     200,000           4,000,000
                                   -------------------------------------------------------------------------------------------
                                   Inference Corp., Cl. A(3)(4)                                   360,000           6,390,000
                                   -------------------------------------------------------------------------------------------
                                   Integrated Measurement Systems, Inc.(3)                        260,000           4,290,000
                                   -------------------------------------------------------------------------------------------
                                   McAfee Associates, Inc.(3)                                     225,000          15,525,000
                                   -------------------------------------------------------------------------------------------
                                   National Instruments Corp.(3)                                  230,000           6,095,000
                                   -------------------------------------------------------------------------------------------
                                   PLATINUM Technology, Inc.(3)                                   350,000           4,418,750
                                   -------------------------------------------------------------------------------------------
                                   Pure Atria Corp.(3)                                            100,000           3,775,000
                                   -------------------------------------------------------------------------------------------
                                   Rational Software Corp.(3)                                     160,000           5,460,000
                                   -------------------------------------------------------------------------------------------
                                   Siebel Systems, Inc.(3)                                        120,000           4,995,000
                                   -------------------------------------------------------------------------------------------
                                   Software 2000, Inc.(3)                                         350,000           3,412,500
                                   -------------------------------------------------------------------------------------------
                                   SPSS, Inc.(3)                                                  330,000           9,157,500
                                   -------------------------------------------------------------------------------------------
                                   SQA, Inc.(3)                                                   260,000           7,020,000
                                   -------------------------------------------------------------------------------------------
                                   Systemsoft Corp.(3)                                            300,000          10,275,000
                                                                                                               ---------------
                                                                                                                  139,852,500


------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--1.5%                  Advanced Technology Materials, Inc.(3)                         300,000           4,050,000
                                   -------------------------------------------------------------------------------------------
                                   Pittway Corp., Cl. A                                           150,000           6,693,750
                                   -------------------------------------------------------------------------------------------
                                   Sawtek, Inc.(3)                                                230,000           5,980,000
                                   -------------------------------------------------------------------------------------------
                                   SDL, Inc.(3)                                                   200,000           4,100,000
                                                                                                                --------------
                                                                                                                   20,823,750

------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-                Comverse Technology, Inc.(3)                                   220,000           8,552,500
TECHNOLOGY--5.4%                   -------------------------------------------------------------------------------------------
                                   DSP Communications, Inc.(3)                                    100,000           5,587,500
                                   -------------------------------------------------------------------------------------------
                                   ICG Communications, Inc.(3)                                    150,000           3,150,000
                                   -------------------------------------------------------------------------------------------
                                   ICG Communications, Inc.(1)(3)                                 272,500           5,436,375
                                   -------------------------------------------------------------------------------------------
                                   IXC Communications, Inc.(3)                                    400,000           8,200,000
                                   -------------------------------------------------------------------------------------------
                                   LCI International, Inc.(3)                                     500,000          15,750,000



12  Oppenheimer Discovery Fund


                                                                                                                  MARKET VALUE
                                                                                                   SHARES         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-                Lightbridge, Inc.(3)                                           292,000       $   3,431,000
TECHNOLOGY                        -------------------------------------------------------------------------------------------
(CONTINUED)                        PageMart Wireless, Inc., Cl. A(3)                              351,000           3,378,375
                                   -------------------------------------------------------------------------------------------
                                   Periphonics Corp.(3)                                           300,000          11,700,000
                                   -------------------------------------------------------------------------------------------
                                   Tel-Save Holdings, Inc.(3)                                     250,000           7,187,500
                                   -------------------------------------------------------------------------------------------
                                   Teltrend, Inc.(3)                                               80,000           3,400,000
                                                                                                                  -----------
                                                                                                                   75,773,250


------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.4%
------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.4%          ACC CORP.(3)                                                   135,000           6,378,750
                                   -------------------------------------------------------------------------------------------
                                   McLeod, Inc.(3)                                                270,000           8,910,000
                                   -------------------------------------------------------------------------------------------
                                   Telco Communications Group, Inc.(3)                            200,000           3,700,000
                                                                                                                --------------
                                                                                                                   18,988,750
                                                                                                                --------------
                                   Total Common Stocks (Cost $714,244,016)                                      1,105,975,212


------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.8%
------------------------------------------------------------------------------------------------------------------------------
                                   AirNet Communications Corp., Series C(1)(3)                    250,000           1,500,000
                                   -------------------------------------------------------------------------------------------
                                   Silicon Video Corp., $2.50 Cv., Series D(1)(3)               1,200,000           5,628,000
                                   -------------------------------------------------------------------------------------------
                                   Silicon Video Corp., Series E(1)(3)                            800,000           4,400,000
                                                                                                                 -------------
                                   Total Preferred Stocks (Cost $8,900,000)                                        11,528,000


                                                                                                    UNITS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------------------------------------------------------------------
                                   Biocompatibles International PLC Wts., Exp. 2/97                56,400              54,672
                                   -------------------------------------------------------------------------------------------
                                   PerSeptive Biosystems, Inc., Cl. A Wts., Exp. 12/97             40,110                  --
                                   -------------------------------------------------------------------------------------------
                                   Windmere-Durable Holdings, Inc. Wts., Exp. 1/98                    238                  --
                                                                                                                      --------
                                   Total Rights, Warrants and Certificates (Cost $291,393)                             54,672

13  Oppenheimer Discovery Fund


                                   -------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS   (CONTINUED)
                                   -------------------------------------------------------------------------------------------


                                                                                             FACE               MARKET VALUE
                                                                                             AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.3%
------------------------------------------------------------------------------------------------------------------------------
                                   Repurchase agreement with Zion First National Bank,
                                   5.62%, dated 9/30/96, to be repurchased at $46,307,228
                                   on 10/1/96, collateralized by U.S. Treasury Nts.,
                                   5.75%--8.875%, 5/15/97--8/15/04, with a value
                                   of $47,251,925 (Cost $46,300,000)                          $46,300,000         $46,300,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,016,495,996)                                                   100.3%      1,406,919,917
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                (0.3)         (4,065,606)
                                                                                                ----------      --------------

NET ASSETS                                                                                          100.0%     $1,402,854,311
                                                                                               -----------     ---------------
                                                                                               -----------     ---------------


                         1. Identifies issues considered to be illiquid--See
                            Note 5 of Notes to Financial Statements.
                         2. Non-income producing--issuer is in default of
                            interest payment.
                         3. Non-income producing security.
                         4. Affiliated company. Represents ownership of at
                            least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1996. The aggregate fair value of all securities of affiliated companies as of September 30, 1996 amounted to $65,851,875. Transactions during the period in which the issuer was an affiliate are as follows:



                                          BALANCE
                                          SEPTEMBER 30, 1995            GROSS ADDITIONS                GROSS REDUCTIONS
                                          -----------------------       -----------------------        --------------------------
                                           SHARES        COST             SHARES        COST             SHARES           COST
---------------------------------------------------------------------------------------------------------------------------------
Alrenco, Inc.                                   --     $      --        440,000     $7,038,513               --      $       --
---------------------------------------------------------------------------------------------------------------------------------
Belmont Homes, Inc.                        372,500      4,018,062        250,000      4,720,839           22,500         288,281
---------------------------------------------------------------------------------------------------------------------------------
Business Resource Group                    260,000      1,871,875             --             --          260,000       1,871,875
---------------------------------------------------------------------------------------------------------------------------------
Dailey Petroleum Services Corp.                 --             --        300,000      2,407,916               --              --
---------------------------------------------------------------------------------------------------------------------------------
Dynamex, Inc.                                   --             --        400,000      3,216,874               --              --
---------------------------------------------------------------------------------------------------------------------------------
EP MedSystems, Inc.                             --             --        400,000      2,200,000               --              --
---------------------------------------------------------------------------------------------------------------------------------
HumaScan, Inc.                                  --             --        600,000      3,600,000               --              --
---------------------------------------------------------------------------------------------------------------------------------
Inference Corp., Cl. A                     200,000      3,063,605        160,000      3,035,761               --              --
---------------------------------------------------------------------------------------------------------------------------------
Norland Medical Systems, Inc.              240,000      3,041,878        240,000      1,758,550               --              --
---------------------------------------------------------------------------------------------------------------------------------
Rockford Industries, Inc.                  200,000      1,667,500        150,000      1,647,984               --              --
---------------------------------------------------------------------------------------------------------------------------------
Rocky Mountain Chocolate
Factory, Inc.                              150,000      2,493,750         50,000        631,250          200,000       3,125,000
---------------------------------------------------------------------------------------------------------------------------------
Silver Diner, Inc.                              --             --        700,000      3,850,000               --              --
---------------------------------------------------------------------------------------------------------------------------------
3-D Geophysical, Inc.                           --             --        380,000      2,863,675               --              --
                                                     -------------                  -----------                      -----------
                                                      $16,156,670                   $36,971,362                       $5,285,156
                                                      ------------                  ----------                       -----------
                                                      ------------                  -----------                      -----------








                                           BALANCE
                                           SEPTEMBER 30, 1996
                                           --------------------------
                                           SHARES         COST
--------------------------------------------------------------------
Alrenco, Inc.                              440,000        $7,038,513
--------------------------------------------------------------------
Belmont Homes, Inc.                        600,000         8,450,620
--------------------------------------------------------------------
Business Resource Group                         --                --
--------------------------------------------------------------------
Dailey Petroleum Services Corp.            300,000         2,407,916
--------------------------------------------------------------------
Dynamex, Inc.                              400,000         3,216,874
--------------------------------------------------------------------
EP MedSystems, Inc.                        400,000         2,200,000
--------------------------------------------------------------------
HumaScan, Inc.                             600,000         3,600,000
--------------------------------------------------------------------
Inference Corp., Cl. A                     360,000         6,099,366
--------------------------------------------------------------------
Norland Medical Systems, Inc.              480,000         4,800,428
--------------------------------------------------------------------
Rockford Industries, Inc.                  350,000         3,315,484
--------------------------------------------------------------------
Rocky Mountain Chocolate
Factory, Inc.                                   --                --
--------------------------------------------------------------------
Silver Diner, Inc.                         700,000         3,850,000
--------------------------------------------------------------------
3-D Geophysical, Inc.                      380,000         2,863,675
                                                      --------------
                                                         $47,842,876
                                                      --------------
                                                      --------------

                     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14  Oppenheimer Discovery Fund


                                   -------------------------------------------------------------------------------------------
                                   STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996
                                   -------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
ASSETS                             Investments, at value--see accompanying statement:
                                   Unaffiliated companies (cost $968,653,120)                                  $1,341,068,042
                                   Affiliated companies (cost $47,842,876)                                         65,851,875
                                   -------------------------------------------------------------------------------------------
                                   Cash                                                                             1,722,403
                                   -------------------------------------------------------------------------------------------
                                   Receivables:
                                   Investments sold                                                                 6,870,082
                                   Shares of beneficial interest sold                                               5,489,975
                                   Interest and dividends                                                              99,785
                                   -------------------------------------------------------------------------------------------
                                   Other                                                                               17,360
                                                                                                            -----------------
                                   Total assets                                                                 1,421,119,522
                                   -------------------------------------------------------------------------------------------
LIABILITIES                        Payables and other liabilities:
                                   Investments purchased                                                           13,143,179
                                   Shares of beneficial interest redeemed                                           3,585,797
                                   Distribution and service plan fees                                                 763,963
                                   Trustees' fees                                                                     228,491
                                   Transfer and shareholder servicing agent fees                                      128,207
                                   Other                                                                              415,574
                                                                                                           ------------------
                                   Total liabilities                                                               18,265,211
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                     $1,402,854,311
                                                                                                           ------------------
                                                                                                           ------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                     Paid-in capital                                                               $923,007,741
NET ASSETS                         -------------------------------------------------------------------------------------------
                                   Accumulated net investment loss                                                   (624,556)
                                   -------------------------------------------------------------------------------------------
                                   Accumulated net realized gain on investment transactions                        90,047,205
                                   -------------------------------------------------------------------------------------------
                                   Net unrealized appreciation on investments--Note 3                             390,423,921
                                   -------------------------------------------------------------------------------------------
                                   Net Assets                                                                  $1,402,854,311
                                                                                                           ------------------
                                                                                                           ------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE          Class A Shares:
                                   Net asset value and redemption price per share (based on net assets of $1,160,086,668 and 22,661,207 shares of beneficial
                                   interest outstanding)                                                               $51.19
                                   Maximum offering price per share (net asset value plus sales
                                   charge of 5.75% of offering price)                                                  $54.31
                                   -------------------------------------------------------------------------------------------
                                   Class B Shares:
                                   Net asset value, redemption price and offering price per share
                                   (based on net assets
                                   of $193,636,739 and 3,865,275 shares of beneficial interest outstanding)            $50.10
                                   -------------------------------------------------------------------------------------------
                                   Class C Shares:
                                   Net asset value, redemption price and offering price per share (based on net assets of $17,512,295 and 345,203 shares of beneficial interest
                                   outstanding)                                                                        $50.73
                                   -------------------------------------------------------------------------------------------
                                   Class Y Shares:
                                   Net asset value, redemption price and offering price per share (based on net assets of $31,618,609 and 614,713 shares of beneficial interest
                                   outstanding)                                                                        $51.44
                                   -------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

15  Oppenheimer Discovery Fund

                                   -------------------------------------------------------------------------------------------
                                          STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996
                                   -------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                  Interest                                                                        $9,398,429
                                   -------------------------------------------------------------------------------------------
                                   Dividends                                                                          381,428

                                   Total income                                                                     9,779,857

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
EXPENSES                           Management fees--Note 4                                                          7,334,344
                                   -------------------------------------------------------------------------------------------
                                   Distribution and service plan fees--Note 4:
                                   Class A                                                                          2,279,225
                                   Class B                                                                          1,197,138
                                   Class C                                                                             70,325
                                   -------------------------------------------------------------------------------------------
                                   Transfer and shareholder servicing agent fees--Note 4                            2,260,851
                                   -------------------------------------------------------------------------------------------
                                   Shareholder reports                                                                520,617
                                   -------------------------------------------------------------------------------------------
                                   Trustees' fees and expenses--Note 1                                                163,385
                                   -------------------------------------------------------------------------------------------
                                   Registration and filing fees:
                                   Class A                                                                             68,330
                                   Class B                                                                             31,298
                                   Class C                                                                              5,384
                                   Class Y                                                                              6,090
                                   -------------------------------------------------------------------------------------------
                                   Custodian fees and expenses                                                         57,877
                                   -------------------------------------------------------------------------------------------
                                   Legal and auditing fees                                                             44,617
                                   -------------------------------------------------------------------------------------------
                                   Other                                                                              131,674
                                                                                                                 -------------
                                   Total expenses                                                                  14,171,155

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                (4,391,298)

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED            Net realized gain (loss) on investments:
GAIN (LOSS)                        Unaffiliated companies                                                          95,246,912
                                   Affiliated companies                                                            (2,371,409)
                                                                                                               ---------------
                                   Net realized gain                                                               92,875,503

                                   -------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation on investments           178,297,200
                                                                                                                -------------
                                   Net realized and unrealized gain                                               271,172,703

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $266,781,405
                                                                                                                -------------
                                                                                                                -------------


See Accompanying Notes to Financial Statements.

16  Oppenheimer Discovery Fund


                                   -------------------------------------------------------------------------------------------
                                   STATEMENTS OF CHANGES IN NET ASSETS
                                   -------------------------------------------------------------------------------------------


                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                              1996                  1995
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                         Net investment loss                                        $(4,391,298)          $(328,003)
                                   -------------------------------------------------------------------------------------------
                                   Net realized gain                                           92,875,503          74,810,356
                                   -------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation      178,297,200         113,285,741
                                                                                              -----------        -------------
                                   Net increase in net assets resulting from operations       266,781,405         187,768,094


------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO SHAREHOLDERS      Distributions from net investment income:
                                   Class A                                                             --         (27,414,490)
                                   Class B                                                             --          (1,382,289)
                                   Class Y                                                             --             (40,545)
                                   -------------------------------------------------------------------------------------------
                                   Distributions from net realized gain:
                                   Class A                                                    (65,845,405)                 --
                                   Class B                                                     (7,032,331)                 --
                                   Class C                                                       (197,246)                 --
                                   Class Y                                                       (965,392)                 --
------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS                       Net increase in net assets resulting from beneficial
                                   interest transactions--Note 2:
                                   Class A                                                    196,657,756          38,698,901
                                   Class B                                                     96,461,672          36,609,837
                                   Class C                                                     15,930,604                  --
                                   Class Y                                                     18,542,687           7,856,196

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                         Total increase                                             520,333,750         242,095,704
                                   -------------------------------------------------------------------------------------------
                                   Beginning of period                                        882,520,561         640,424,857
                                                                                          ---------------      --------------
                                   End of period (including accumulated net
                                   investment loss of $624,556 and
                                   $243,227, respectively)                                 $1,402,854,311        $882,520,561
                                                                                          ---------------      ---------------
                                                                                          ---------------      ---------------


See accompanying Notes to Financial Statements.

17  Oppenheimer Discovery Fund

    ----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
    ----------------------------------------------------------------------------

                                                           CLASS A
                                                          ----------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                            1996            1995             1994
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
     PER SHARE OPERATING DATA:
     Net asset value, beginning of period                       $43.65         $35.81         $39.90
     ---------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
     Net investment income (loss)                                 (.13)            --           (.11)
     Net realized and unrealized gain (loss)                     11.26           9.46          (2.98)
                                                              --------         ------         ------
     Total income (loss) from investment operations              11.13           9.46          (3.09)
     ---------------------------------------------------------------------------------------------------
     Distributions to shareholders from net realized gain        (3.59)         (1.62)         (1.00)
     ---------------------------------------------------------------------------------------------------
     Net asset value, end of period                             $51.19         $43.65         $35.81
                                                              --------         ------         ------
                                                              --------         ------         ------

     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
     TOTAL RETURN, AT NET ASSET VALUE(4)                        27.76%         28.03%          (7.91)%
     ---------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)               $1,160,087       $798,065       $613,740
     ---------------------------------------------------------------------------------------------------
     Average net assets (in thousands)                        $937,563       $650,903       $588,642
     ---------------------------------------------------------------------------------------------------
     Ratios to average net assets:
     Net investment income (loss)                                (0.32)%        0.00%          (0.34)%
     Expenses                                                    1.22%          1.33%          1.32%
     ---------------------------------------------------------------------------------------------------
     Portfolio turnover rate(6)                                  79.7%         105.9%          83.3%
     Average brokerage commission rate(7)                      $0.0577             --             --


1. For the period from June 1, 1994 (inception of offering) to September 30, 1994.
2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
3. For the period from April 1, 1994 (inception of offering) to September 30, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


18  Oppenheimer Discovery Fund


    ----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
    ----------------------------------------------------------------------------



                                                            CLASS A                             CLASS B
                                                            ----------------------    -------------------------------------------
                                                                                        YEAR ENDED SEPTEMBER 30,
                                                            1993           1992         1996           1995         1994(3)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     PER SHARE OPERATING DATA:
     Net asset value, beginning of period                     $27.62        $26.03         $43.11       $35.65         $35.65
     ----------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
     Net investment income (loss)                               (.13)         (.17)          (.23)        (.21)           .03
     Net realized and unrealized gain (loss)                   12.41          3.05          10.81         9.29           (.03)
                                                             -------       -------         ------       ------       --------
     Total income (loss) from investment operations            12.28          2.88          10.58         9.08             --
     ----------------------------------------------------------------------------------------------------------------------------
     Distributions to shareholders from net realized gain         --         (1.29)         (3.59)       (1.62)            --
     ----------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                           $39.90        $27.62         $50.10       $43.11         $35.65
                                                             -------       -------         ------       ------       --------
                                                             -------       -------         ------       ------       --------
     ----------------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------

     TOTAL RETURN, AT NET ASSET VALUE(4)                      44.46%        11.28%         26.77%       27.04%          (1.93)%
     ----------------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)               $587,057      $294,010       $193,637      $75,062        $26,491
     ----------------------------------------------------------------------------------------------------------------------------
     Average net assets (in thousands)                      $451,016      $218,065       $119,895      $43,301        $12,435
     ----------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets:
     Net investment income (loss)                              (0.54)%       (0.62)%        (1.06)%      (0.78)%        (1.06)%(5)
     Expenses                                                   1.27%         1.52%          1.99%        2.11%           2.36%(5)
     ----------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate(6)                                 85.2%         67.9%          79.7%       105.9%          83.3%
     Average brokerage commission rate(7)                         --            --        $0.0577           --             --





                                                                  CLASS C          CLASS Y
                                                                  -------------    -------------------------------------------
                                                                  PERIOD ENDED
                                                                  SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                                  1996(2)          1996            1995          1994(1)
-----------------------------------------------------------------------------------------------------------------------------
     PER SHARE OPERATING DATA:
     Net asset value, beginning of period                          $43.20            $43.74         $35.81         $34.89
     ------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
     Net investment income (loss)                                    (.21)             (.02)          (.10)           .11
     Net realized and unrealized gain (loss)                        11.33             11.31           9.65            .81
                                                                  -------            ------         ------        -------
     Total income (loss) from investment operations                 11.12             11.29           9.55            .92
     ------------------------------------------------------------------------------------------------------------------------
     Distributions to shareholders from net realized gain           (3.59)            (3.59)         (1.62)            --
     ------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                                $50.73            $51.44         $43.74         $35.81
                                                                  -------            ------         ------        -------
                                                                  -------            ------         ------        -------

     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     TOTAL RETURN, AT NET ASSET VALUE(4)                           27.96%             28.09%         28.28%          3.20%
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)                     $17,512           $31,619         $9,394           $194
     ------------------------------------------------------------------------------------------------------------------------
     Average net assets (in thousands)                             $7,109           $18,563         $3,190          $  39
     ------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets:
     Net investment income (loss)                                  (1.00)%(5)        (0.04)%         0.03%          (0.13)%(5)
     Expenses                                                       2.03%(5)          0.99%          1.26%           1.41%(5)
     ------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate(6)                                     79.7%              79.7%         105.9%          83.3%
     Average brokerage commission rate(7)                         $0.0577           $0.0577             --             --


5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $803,223,056 and $736,912,422, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.



See accompanying Notes to Financial Statements.

19  Oppenheimer Discovery Fund

                                   ---------------------------------------------
                                   NOTES TO FINANCIAL STATEMENTS
                                   --------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES             Oppenheimer Discovery Fund (the Fund) is
                                   registered under the Investment Company Act
                                   of 1940, as amended, as a diversified,
                                   open-end management investment company. The
                                   Fund's investment objective is capital
                                   appreciation; current income is not an
                                   objective. In seeking its objective, the Fund
                                   emphasizes investments in securities of
                                   "growth-type" companies, including common
                                   stocks, preferred stocks, convertible
                                   securities, rights, warrants and options. The
                                   Fund's investment adviser is
                                   OppenheimerFunds, Inc. (the Manager). The
                                   Fund offers Class A, Class B, Class C and
                                   Class Y shares. Class A shares are sold with
                                   a front-end sales charge. Class B and Class C
                                   shares may be subject to a contingent
                                   deferred sales charge. All classes of shares
                                   have identical rights to earnings, assets and
                                   voting privileges, except that each class has
                                   its own expenses directly attributable to a
                                   particular class and exclusive voting rights
                                   with respect to matters affecting a single
                                   class. Classes A, B and C have separate
                                   distribution and/or service plans. No such
                                   plan has been adopted for Class Y shares.
                                   Class B shares will automatically convert to
                                   Class A shares six years after the date of
                                   purchase. The following is a summary of
                                   significant accounting policies consistently
                                   followed by the Fund.
                                   --------------------------------------------
                                   INVESTMENT VALUATION. Portfolio securities
                                   are valued at the close of the New York Stock
                                   Exchange on each trading day. Listed and
                                   unlisted securities for which such
                                   information is regularly reported are valued
                                   at the last sale price of the day or, in the
                                   absence of sales, at values based on the
                                   closing bid or the last sale price on the
                                   prior trading day. Long-term and short-term
                                   "non-money market" debt securities are
                                   valued by a portfolio pricing service
                                   approved by the Board of Trustees. Such
                                   securities which cannot be valued by the
                                   approved portfolio pricing service are valued
                                   using dealer-supplied valuations provided the
                                   Manager is satisfied that the firm rendering
                                   the quotes is reliable and that the quotes
                                   reflect current market value, or are valued
                                   under consistently applied procedures
                                   established by the Board of Trustees to
                                   determine fair value in good faith.
                                   Short-term "money market type" debt
                                   securities having a remaining maturity of 60
                                   days or less are valued at cost (or last
                                   determined market value) adjusted for
                                   amortization to maturity of any premium or
                                   discount.
                                   --------------------------------------------
                                   REPURCHASE AGREEMENTS. The Fund requires the
                                   custodian to take possession, to have legally
                                   segregated in the Federal Reserve Book Entry
                                   System or to have segregated within the
                                   custodian's vault, all securities held as
                                   collateral for repurchase agreements. The
                                   market value of the underlying securities is
                                   required to be at least 102% of the resale
                                   price at the time of purchase. If the seller
                                   of the agreement defaults and the value of
                                   the collateral declines, or if the seller
                                   enters an insolvency proceeding, realization
                                   of the value of the collateral by the Fund
                                   may be delayed or limited.
                                   --------------------------------------------
                                   ALLOCATION OF INCOME, EXPENSES, AND GAINS AND
                                   LOSSES. Income, expenses (other than those
                                   attributable to a specific class) and gains
                                   and losses are allocated daily to each class
                                   of shares based upon the relative proportion
                                   of net assets represented by such class.
                                   Operating expenses directly attributable to a
                                   specific class are charged against the
                                   operations of that class.
                                   --------------------------------------------
                                   FEDERAL TAXES. The Fund intends to continue
                                   to comply with provisions of the Internal
                                   Revenue Code applicable to regulated
                                   investment companies and to distribute all of
                                   its taxable income, including any net
                                   realized gain on investments not offset by
                                   loss carryovers, to shareholders. Therefore,
                                   no federal income or excise tax provision is
                                   required.
                                   --------------------------------------------
                                   TRUSTEES' FEES AND EXPENSES. The Fund has
                                   adopted a nonfunded retirement plan for the
                                   Fund's independent trustees. Benefits are
                                   based on years of service and fees paid to
                                   each trustee during the years of service.
                                   During the year ended September 30, 1996, a
                                   provision of $86,789 was made for the Fund's
                                   projected benefit obligations and payments of
                                   $5,460 were made to retired trustees,
                                   resulting in an accumulated liability of
                                   $196,947 at September 30, 1996.
                                   --------------------------------------------
                                   DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                                   distributions to shareholders are recorded on
                                   the ex-dividend date
                                   --------------------------------------------
                                   CLASSIFICATION OF DISTRIBUTIONS TO
                                   SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily due to net operating losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

20  Oppenheimer Discovery Fund

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.   SIGNIFICANT
ACCOUNTING POLICIES
(CONTINUED)
                                   During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $4,009,969. Accumulated net investment loss was decreased by the same amount.
                                   --------------------------------------------
                                   OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                                      The preparation of financial statements in
                                   conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF
   BENEFICIAL INTEREST
                                   The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                   YEAR ENDED SEPTEMBER 30, 1996(1)  YEAR ENDED SEPTEMBER 30, 1995
                                                                 ----------------------------------  ------------------------------
                                                                   SHARES           AMOUNT             SHARES        AMOUNT
                                   ------------------------------------------------------------------------------------------------
                                   Class A:
                                   Sold                               12,519,702   $569,002,600        11,835,083     $428,009,066
                                   Distributions reinvested            1,596,700     64,139,185           821,910       26,424,457
                                   Redeemed                           (9,738,312)  (436,484,029)      (11,512,590)    (415,734,622)
                                                                     -----------   ------------       -----------     ------------
                                   Net increase                        4,378,090   $196,657,756         1,144,403     $ 38,698,901
                                                                     -----------   ------------       -----------     ------------
                                                                     -----------   ------------       -----------     ------------

                                   -----------------------------------------------------------------------------------------------
                                   Class B:
                                   Sold                                2,852,250   $129,720,421         1,606,929      $58,824,017
                                   Distributions reinvested              172,972      6,841,003            42,043        1,343,689
                                   Redeemed                             (901,310)   (40,099,752)         (650,592)     (23,557,869)
                                                                     -----------   ------------       -----------     ------------
                                   Net increase                        2,123,912    $96,461,672           998,380      $36,609,837
                                                                     -----------   ------------       -----------     ------------
                                                                     -----------   ------------       -----------     ------------

                                   -----------------------------------------------------------------------------------------------
                                   Class C:
                                   Sold                                  760,144    $35,068,889                --      $        --
                                   Distributions reinvested                4,897        196,204                --               --
                                   Redeemed                             (419,838)   (19,334,489)               --               --
                                                                     -----------   ------------       -----------     ------------
                                   Net increase                          345,203    $15,930,604                --     $         --
                                                                     -----------   ------------       -----------     ------------
                                                                     -----------   ------------       -----------     ------------

                                   -----------------------------------------------------------------------------------------------
                                   Class Y:
                                   Sold                                  535,075    $24,859,892           247,309       $9,293,954
                                   Distributions reinvested               23,960        965,392             1,260           40,545
                                   Redeemed                             (159,096)    (7,282,597)          (39,199)      (1,478,303)
                                                                     -----------   ------------       -----------     ------------
                                   Net increase                          399,939    $18,542,687           209,370       $7,856,196
                                                                     -----------   ------------       -----------     ------------
                                                                     -----------   ------------       -----------     ------------


                                   1. For the year ended September 30, 1996 for
                                   Class A, Class B and Class Y shares, for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class C shares.

-------------------------------------------------------------------------------
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS           At September 30, 1996, net unrealized
                                   appreciation on investments of $390,423,921 was composed of gross appreciation of $416,343,907, and gross depreciation of
                                   $25,919,986.

21  Oppenheimer Discovery Fund

                                   --------------------------------------------

                                   --------------------------------------------

4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES                 Management fees paid to the Manager were in
                                   accordance with the investment advisory
                                   agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% of the next
                                   $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of the next $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its net assets in excess of $1.5 billion. The
                                   Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.
                                        For the year ended September 30, 1996,
                                   commissions (sales charges paid by investors) on sales of Class A shares totaled
                                   $4,301,367, of which $1,402,167 was retained
                                   by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's
                                   Class B and Class C shares totaled $3,211,860 and $132,708, of which $305,386 and $3,459, respectively, was paid to an affiliated
                                   broker/dealer. During the year ended
                                   September 30, 1996, OFDI received contingent deferred sales charges of $168,972 and $2,383 upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                                        OppenheimerFunds Services (OFS), a
                                   division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies.
                                   OFS's total costs of providing such services are allocated ratably to these companies.
                                        The Fund has adopted a Service Plan for
                                   Class A shares to reimburse OFDI for a
                                   portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares.
                                   Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid
                                   $164,037 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
                                        The Fund has adopted a reimbursement
                                   type Distribution and Service Plan for Class
                                   B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated.
                                   During the year ended September 30, 1996,
                                   OFDI paid $12,821 to an affiliated
                                   broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $1,040,973 as reimbursement for
                                   Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $4,689,052 for Class
                                   B.

                                        The Fund has adopted a compensation type
                                   Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI retained $53,257 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $184,481 for Class C.

22  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. ILLIQUID AND
   RESTRICTED SECURITIES           At September 30, 1996, investments in
                                   securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time.
                                   The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $20,938,750, which represents 1.49% of the Fund's net assets. Information concerning restricted securities is as follows:


                                                                                                                     VALUATION
                                                                                                                     PER UNIT AS OF
                                   SECURITY                                  ACQUISITION DATES       COST PER UNIT   SEPT. 30, 1996
                                   ------------------------------------------------------------------------------------------------
                                   AirNet Communications Corp., Series C         7/6/95                  $6.00               $6.00
                                   ------------------------------------------------------------------------------------------------
                                   ICG Communications, Inc.                      6/9/93--5/10/96          6.97               19.95
                                   ------------------------------------------------------------------------------------------------
                                   Silicon Video Corp. Series E                  4/24/96                  5.50                5.50
                                   ------------------------------------------------------------------------------------------------
                                   Silver Diner, Inc.                            7/10/96                  5.50                5.11


                                   Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

23  Oppenheimer Discovery Fund

                                   --------------------------------------------
                                   INDEPENDENT AUDITORS' REPORT
                                   --------------------------------------------

-------------------------------------------------------------------------------
                                   The Board of Trustees and Shareholders of
                                   Oppenheimer Discovery Fund:

                                   We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Discovery Fund as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                                        We conducted our audits in accordance
                                   with generally accepted auditing standards.
                                   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                                        In our opinion, the financial statements
                                   and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.



                                   KPMG PEAT MARWICK LLP

                                   Denver, Colorado
                                   October 21, 1996

24  Oppenheimer Discovery Fund

                                   --------------------------------------------
                                   Federal Income Tax Information   (Unaudited)
                                   --------------------------------------------

                                   In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
                                        Distributions of $3.5916, per share were
                                   paid to Class A, Class B, Class C and Class Y shareholders on December 22, 1995, of which $3.1297 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
                                        None of the dividends paid by the Fund
                                   during the fiscal year ended September 30, 1996 are eligible for the corporate dividend-received deduction.
                                        The foregoing information is presented
                                   to assist shareholders in reporting
                                   distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

25  Oppenheimer Discovery Fund

                                   --------------------------------------------
                                   OPPENHEIMER DISCOVERY FUND
                                   --------------------------------------------
-------------------------------------------------------------------------------
OFFICERS AND TRUSTEES              Leon Levy, Chairman of the Board of Trustees
                                   Donald W. Spiro, Vice Chairman of the Board of Trustees
                                   Bridget A. Macaskill, Trustee and President
                                   Robert G. Galli, Trustee
                                   Benjamin Lipstein, Trustee
                                   Elizabeth B. Moynihan, Trustee
                                   Kenneth A. Randall, Trustee
                                   Edward V. Regan, Trustee
                                   Russell S. Reynolds, Jr., Trustee
                                   Sidney M. Robbins, Trustee
                                   Pauline Trigere, Trustee
                                   Clayton K. Yeutter, Truste
                                   Jay W. Tracey, Vice President
                                   George C. Bowen, Treasurer
                                   Robert J. Bishop, Assistant Treasurer
                                   Scott T. Farrar, Assistant Treasurer
                                   Andrew J. Donohue, Secretary
                                   Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER                 OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
DISTRIBUTOR                        OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER           OppenheimerFunds Services
SERVICING AGENT
--------------------------------------------------------------------------------
CUSTODIAN OF                       The Bank of New York
PORTFOLIO SECURITIES

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS               KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
LEGAL COUNSEL                      Gordon Altman Butowsky Weitzen Shalov & Wein

                                   This is a copy of a report to shareholders of Oppenheimer Discovery Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Discovery Fund. For material information concerning the Fund, see the Prospectus.
                                   Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

26  Oppenheimer Discovery Fund

                                   --------------------------------------------
                                   OPPENHEIMERFUNDS FAMILY
                                   --------------------------------------------

--------------------------------------------------------------------------------
                                        OppenheimerFunds offers over 50 funds
                                   designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                                        When you invest with OppenheimerFunds,
                                   you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.
                                        At OppenheimerFunds we don't charge a
                                   fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

-----------------------------------------------------------------------------------------------------------------------
STOCK FUNDS                        Global Emerging Growth Fund                  Growth Fund
                                   Enterprise Fund(2)                           Global Fund
                                   International Growth Fund                    Quest Global Value Fund
                                   Discovery Fund                               Disciplined Value Fund
                                   Quest Small Cap Value Fund                   Oppenheimer Fund
                                   Gold & Special Minerals Fund                 Value Stock Fund
                                   Target Fund                                  Quest Value Fund

-----------------------------------------------------------------------------------------------------------------------
STOCK & BOND FUNDS                 Main Street Income & Growth Fund             Equity Income Fund
                                   Quest Opportunity Value Fund                 Disciplined Allocation Fund
                                   Total Return Fund                            Asset Allocation Fund
                                   Quest Growth & Income Value Fund             Strategic Income & Growth Fund
                                   Global Growth & Income Fund                  Bond Fund for Growth

----------------------------------------------------------------------------------------------------------------------
BOND FUNDS                         International Bond Fund                      Bond Fund
                                   High Yield Fund                              U.S. Government Trust
                                   Champion Income Fund                         Limited-Term Government Fund
                                   Strategic Income Fund

----------------------------------------------------------------------------------------------------------------------
MUNICIPAL FUNDS                    California Municipal Fund(3)                 Insured Municipal Fund
                                   Florida Municipal Fund(3)                    Intermediate Municipal Fund
                                   New Jersey Municipal Fund(3)
                                   New York Municipal Fund(3)                   ROCHESTER DIVISION
                                   Pennsylvania Municipal Fund(3)               Rochester Fund Municipals
                                   Municipal Bond Fund                          Limited Term New York Municipal Fund

----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS(4)              Money Market Fund                            Cash Reserves

----------------------------------------------------------------------------------------------------------------------
LIFESPAN                           Growth Fund                                  Income Fund
                                   Balanced Fund


                                   1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
                                   2.Effective 4/1/96, the Fund is closed to new investors.
                                   3. Available only to investors in certain states.
                                   4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
                                   -C- Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

27  Oppenheimer Discovery Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0500.001.0996       November 30, 1996

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information.


[PICTURE]

Customer Service Representative
OppenheimerFunds Services

Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.


[LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

--------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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